UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08394

Templeton Dragon Fund, Inc.
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _12/31__

Date of reporting period:  06/30/14_

Item 1. Reports to Stockholders.

Semiannual Report
June 30, 2014

Templeton Dragon Fund, Inc.

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise —from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.
Not FDIC Insured | May Lose Value | No Bank Guarantee

Semiannual Report

Templeton Dragon Fund, Inc.

Contents

Semiannual Report
Templeton Dragon Fund, Inc.	1
Performance Summary	5
Important Notice to Shareholders	6
Consolidated Financial Highlights and
Consolidated Statement of
Investments	7
Consolidated Financial Statements	12
Notes to
Consolidated Financial Statements	15
Annual Meeting of Shareholders	22
Dividend Reinvestment and Cash
Purchase Plan	23
Shareholder Information	25

Dear Shareholder:

This semiannual report for Templeton Dragon Fund covers the period ended June 30, 2014.

Your Fund’s Goal and Main Investments

Templeton Dragon Fund seeks long-term capital appreciation by investing at least 45% of its total assets in equity securities of “China companies.”

Economic and Market Overview

China’s economy, as measured by gross domestic product (GDP), grew an estimated 7.4% percent year-over-year in the first half of 2014, compared to 7.7% in 2013.1 After moderating in the first quarter, China’s economic growth stabilized in the second quarter as the government’s stimulus measures gained traction. Retail sales continued to grow as household income increased. Domestic demand accounted for a greater portion of gross domestic product, indicating stable progress in policymakers’ efforts to make China’s economy more consumer driven. The People’s Bank of China (PBOC) tightened liquidity by curbing lending by banks and non-bank institutions. However, near period-end the PBOC reduced the cash reserve requirement ratio for banks serving rural borrowers and smaller companies to stimulate lending in targeted sectors and support economic expansion.

Chinese stocks, along with their emerging market peers, experienced heightened volatility early in the period as investors grew concerned about the potential impact of the U.S. Federal Reserve Board’s reduction of its monthly asset purchases beginning in January 2014, China’s moderating economic growth, the sharp devaluation of several emerging market currencies, and geopolitical tensions in several regions. However, stocks recovered during the period’s second half as global financial liquidity remained high and the Chinese government announced a stimulus package focusing on railway construction, renovation of depressed neighborhoods and tax relief for small businesses. Further supporting stocks were China’s improving manufacturing sector, the growing momentum to reform state-owned enterprises, the pending launch of the Shanghai-Hong Kong Stock Connect program, and the PBOC’s pro-growth monetary policy.

Greater China stocks, as measured by the MSCI Golden Dragon Index, delivered a +4.14% total return for the six months ended June 30, 2014.2, 3 The MSCI Taiwan Index generated a total return of +11.58%,3 led by technology stocks that benefited

1. Source: The website of the National Bureau of Statistics of the People’s Republic of China (www.stats.gov.cn).
2. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
3. Source: MSCI.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI).
The Consolidated SOI begins on page 8.

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TEMPLETON DRAGON FUND, INC.

from strong semiconductor demand and global technology product launches, compared with the MSCI Hong Kong Index’s +4.62% total return3 and -0.50% for the MSCI China Index.2, 3

Investment Strategy

Our investment strategy employs a fundamental, value-oriented, long-term approach. In selecting companies for investment, we will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, and raw material costs and sources. Additional considerations include profit margins, returns on investment, capital resources, government regulation, management and other factors in comparison to other companies around the world that we believe are comparable.

Our approach to selecting investments emphasizes fundamental company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy), to construct an “action list” from which we make our buy decisions. Although we will consider historical value measures, the primary factor in selecting securities for investment by the Fund will be the company’s current price relative to its long-term earnings potential.

Performance Overview

Templeton Dragon Fund posted cumulative total returns of -0.12% in market price terms and +2.28% in net asset value terms for the six months under review. You can find the Fund’s long-term performance data in the Performance Summary on page 5.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Manager’s Discussion

During the six months under review, major contributors to the Fund’s absolute performance included Dairy Farm International Holdings, a Hong Kong-based pan-Asian retailer; Sinopec (China Petroleum and Chemical), one of China’s major integrated oil and gas companies; and TSMC (Taiwan Semiconductor Manufacturing Co.), the world’s largest independent integrated circuit foundry. These companies’ stocks generated double-digit returns during the period.

Dairy Farm’s portfolio of supermarkets and hypermarkets, health and beauty stores, convenience stores, restaurants and home furnishing stores appears well suited to Chinese markets, providing the company with what we believe to be substantial growth prospects. Company management’s comments in early May about most markets’ solid sales growth for 2014 year-to-date pleased investors. Profit strength in its health and beauty, home furnishings and restaurant operations offset margin pressure in its food retail business.

Sinopec, which focuses on oil refining and marketing, could potentially benefit from the long-term uptrend in hydrocarbon demand as emerging market countries’ energy usage increases. The Chinese government’s possible deregulation of China’s fuel distribution market could also support Sinopec’s refining margins. Investors generally regarded Sinopec as a likely pioneer in making proposals to open state-owned enterprises to market forces, as part of the government’s economic reforms, and many viewed the company’s announced plan to restructure and sell stakes in its oil product marketing business to be a move toward privatization. Promising developments in Sinopec’s Fuling project, China’s first commercial shale project, also boosted investor sentiment.

TSMC’s 2013 foundry market share of about 50% is twice that of its closest competitor. The semiconductor foundry industry has experienced strong growth in the past few years, resulting from increased demand for chips in mobile devices such as smartphones and tablets. In our view, TSMC’s strong industry position makes it well positioned to potentially benefit from this trend. Robust demand from its major clients such as Apple, which is expected to launch iPhone 6 later in 2014, could contribute to TSMC’s continued market share growth. Higher-than-expected first-quarter 2014 revenues, relatively soft competition and a strong growth outlook further supported the company’s share price performance.

In contrast, key detractors from the Fund’s absolute performance included Great Wall Motor, one of China’s major automobile exporters and largest pickup truck and sport utility vehicle (SUV) manufacturers; CNOOC, one of China’s biggest

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TEMPLETON DRAGON FUND, INC.

oil and gas exploration and production companies; and Nine Dragons Paper Holdings, China’s largest containerboard manufacturer.

Great Wall Motor’s leading position in the SUV segment, a key product in the Chinese automobile market, as well as its solid positions in the pickup truck and car segments, makes the automaker a strong and attractively valued operator in a growing market, in our view. The company experienced a challenging six-month period amid technical issues with its first high-end SUV, as well as lower overall sales growth and investor sentiment.

As China’s largest offshore crude oil producer, CNOOC, in our view, could potentially benefit from China’s and other emerging market countries’ economic growth and industrialization, which could drive oil prices higher in the long term. CNOOC’s shares lost ground during the first half of the reporting period as lower-than-expected 2014 production targets, higher-than-expected investment spending plans and weak fourth-quarter 2013 earnings results disappointed many investors. However, CNOOC’s share price rebounded in the period’s second half, aided by a strengthening crude oil price environment and the company’s first-quarter 2014 operational statement that highlighted new, important oil and gas discoveries. Further supporting shares toward period-end were CNOOC’s well-received investment and restructuring plans, which many investors saw as signs that the company could be adopting a more market- and profit-oriented approach.

Shares of Nine Dragons Paper, along with those of its peers, weakened as a difficult global containerboard market environment pressured the pricing power of industry participants. However, we believe that over the longer term, rising trade flows and economic growth could lead to increased demand and a stronger pricing regime. Investor concerns about industry overcapacity continued to weigh on sentiment, while a weakening Chinese currency brought mildly adverse implications for the company, which has substantial foreign currency borrowings.

During the reporting period, we initiated investment in China’s domestic A-share market, which consists of China-incorporated companies’ shares that trade on the Shanghai and Shenzhen exchanges and are restricted to approved foreign investors.

We made our investment via an offshore fund specifically designed to be approved by Chinese authorities to invest in China A shares and that is managed by our investment team. Investing in China’s A-share market is intended to provide Templeton Dragon Fund with the opportunity to gain exposure to industries such as traditional medicine, biotechnology and software that may not be well represented in the Hong Kong and China equity markets currently available to foreign investors. Although foreign investing in China A shares may be available in the near future when the Shanghai-Hong Kong Stock Connect program is launched, initially foreigners would be limited to investing in the shares of certain indexes’ constituents and be subject to an investment quota.

Some of our largest purchases were in technology, food products, shipping, apparel and automobile companies, because of valuations we considered to be attractive. Key investments included a new position in Tencent, a Chinese company that operates one of the world’s largest and most widely used Internet service portals. We added shares of Uni-President China Holdings, one of China’s leading beverage and instant noodle manufacturers, and China Shipping Development, the country’s largest coastal shipping company.

Conversely, we conducted some sales in Hong Kong and Taiwan, as well as in China H and Red Chip shares, as certain stocks reached their sale targets and as we raised funds for investment in domestic China A shares and sought to better position the Fund in stocks we considered to be more attractively valued within our investment universe.4 We reduced

Top 10 Holdings
6/30/14
Company	% of Total
Sector/Industry, Country	Net Assets
Dairy Farm International Holdings Ltd.	14.8%
Food & Staples Retailing, Hong Kong
Sinopec (China Petroleum and Chemical Corp.), H	7.8%
Oil, Gas & Consumable Fuels, China
TSMC (Taiwan Semiconductor Manufacturing Co. Ltd.)	6.4%
Semiconductors & Semiconductor Equipment, Taiwan
PetroChina Co. Ltd., A & H	4.6%
Oil, Gas & Consumable Fuels, China
CNOOC Ltd.	4.2%
Oil, Gas & Consumable Fuels, China
China Construction Bank Corp., A & H	3.1%
Banks, China
China Mobile Ltd.	3.0%
Wireless Telecommunication Services, China
Dongfeng Motor Group Co. Ltd., H	2.8%
Automobiles, China
Cheung Kong Infrastructure Holdings Ltd.	2.4%
Electric Utilities, Hong Kong
Industrial and Commercial Bank of China Ltd., A & H	1.9%
Banks, China

4. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong Stock Exchange-listed companies substantially owned by Chinese mainland state entities, with significant exposure to China.

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TEMPLETON DRAGON FUND, INC.

holdings largely in the energy, consumer staples, consumer discretionary and telecommunication services sectors.5 We closed the Fund’s position in Cheng Shin Rubber Industry, a tire manufacturer in Taiwan, and reduced shares in Bank of China, a Chinese bank with international operations. Although we trimmed our positions in some of the Fund’s top holdings to raise funds and promote diversification, we maintained a positive long-term view on these companies. They included Dairy Farm International; Chinese energy companies Sinopec, CNOOC and PetroChina; commercial bank China Construction Bank; and mobile services provider China Mobile.

Thank you for your continued participation in Templeton Dragon Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the Consolidated SOI. The consumer staples sector comprises beverages, food and staples retailing, and food products in the Consolidated SOI. The consumer discretionary sector comprises auto components; automobiles; distributors; hotels, restaurants and leisure; household durables; media; and textiles, apparel and luxury goods in the Consolidated SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the Consolidated SOI.

4 | Semiannual Report

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TEMPLETON DRAGON FUND, INC.

Performance Summary as of June 30, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Share Prices

Symbol: TDF				6/30/14		12/31/13		Change
Net Asset Value (NAV)				$29.11		$28.46	+$	0.65
Market Price (NYSE)				$25.85		$25.88	-$	0.03

Performance[1]
		Cumulative Total Return[2]				Average Annual Total Return[2]
		Based on		Based on		Based on		Based on
		NAV[3]		market price[4]		NAV[3]		market price[4]
6-Month	+	2.28%		-0.12%	+	2.28%		-0.12%
1-Year	+	7.41%	+	9.70%	+	7.41%	+	9.70%
5-Year	+	50.04%	+	49.65%	+	8.45%	+	8.40%
10-Year	+	219.75%	+	239.71%	+	12.33%	+	13.01%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency volatility, economic instability and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. There are special risks associated with investments in China, Hong Kong and Taiwan, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage), inflation and rapid fluctuations in inflation and interest rates. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Because the Fund invests its assets primarily in companies in a specific region, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Also, as a nondiversified investment company investing in “China companies,” the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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TEMPLETON DRAGON FUND, INC.

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board previously authorized the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. This authorization remains in effect.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances. The share repurchase program is intended to benefit shareholders by enabling the Fund to repurchase shares at a discount to net asset value, thereby increasing the proportionate interest of each remaining shareholder in the Fund.

In the Notes to Consolidated Financial Statements section, please see note 2 (Capital Stock) for additional information regarding shares repurchase.

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TEMPLETON DRAGON FUND, INC.

Consolidated Financial Highlights
	Six Months Ended
	June 30, 2014		Year Ended December 31,
	(unaudited)	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$28.46	$31.19	$27.85	$33.22	$28.85	$18.79
Income from investment operations:
Net investment income[a]	0.31	0.53	0.55	0.49	0.34	0.32
Net realized and unrealized gains (losses)	0.28	(1.73)	4.25	(3.62)	5.79	10.67
Total from investment operations	0.59	(1.20)	4.80	(3.13)	6.13	10.99
Repurchase of shares	0.06	0.14	0.02	—	—	—
Less distributions from:
Net investment income	—	(0.80)	(0.73)	(0.38)	(0.53)	(0.55)
Net realized gains	—	(0.87)	(0.75)	(1.86)	(1.23)	(0.38)
Total distributions	—	(1.67)	(1.48)	(2.24)	(1.76)	(0.93)
Net asset value, end of period	$29.11	$28.46	$31.19	$27.85	$33.22	$28.85
Market value, end of period[b]	$25.85	$25.88	$28.44	$25.45	$30.71	$27.25

Total return (based on market value
per share)[c]	(0.12)%	(3.07)%	18.07%	(9.44)%	19.58%	63.60%

Ratios to average net assets[d]
Expenses	1.34%[e]	1.31%	1.31%	1.37%	1.47%[f]	1.50%[f]
Net investment income	2.28%	1.74%	1.85%	1.57%	1.14%	1.34%

Supplemental data
Net assets, end of period (000’s)	$1,028,653	$1,027,479	$1,174,229	$1,054,602	$1,258,237	$1,092,713
Portfolio turnover rate	10.59%	4.59%	2.50%	2.07%	6.69%	12.29%

aBased on average daily shares outstanding.
bBased on the last sale on the New York Stock Exchange.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eBenefit of waivers and payments by affiliate rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON DRAGON FUND, INC.

Consolidated Statement of Investments, June 30, 2014 (unaudited)
	Country	Shares	Value
Common Stocks 98.3%
Auto Components 0.4%
[a]Fuyao Group Glass Industries Co. Ltd., A	China	3,123,788	$4,234,672
Automobiles 6.9%
[a]Chongqing Changan Automobile Co. Ltd., A	China	1,687,256	3,347,968
Chongqing Changan Automobile Co. Ltd., B	China	3,403,804	6,719,378
Dongfeng Motor Group Co. Ltd., H	China	16,206,000	29,022,738
Great Wall Motor Co. Ltd., H	China	2,923,845	10,864,754
Guangzhou Automobile Group Co. Ltd., H	China	3,919,584	4,551,511
Jiangling Motors Corp. Ltd., B	China	4,317,112	16,871,965
			71,378,314
Banks 9.4%
Bank of China Ltd., H	China	34,537,600	15,463,034
BOC Hong Kong (Holdings) Ltd.	Hong Kong	4,488,000	12,999,968
[a]China Construction Bank Corp., A	China	9,669,978	6,421,920
China Construction Bank Corp., H	China	33,132,272	25,050,818
[a]China Merchants Bank Co. Ltd., A	China	5,270,789	8,699,971
[a]Industrial and Commercial Bank of China Ltd., A	China	15,865,518	8,695,116
Industrial and Commercial Bank of China Ltd., H	China	17,811,155	11,260,593
[a]Industrial Bank Co. Ltd., A	China	2,571,636	4,157,695
[a]Ping An Bank Co. Ltd., A	China	2,224,080	3,552,763
			96,301,878
Beverages 0.8%
[a]Kweichow Moutai Co. Ltd., A	China	272,339	6,234,938
Yantai Changyu Pioneer Wine Co. Ltd., B	China	825,075	1,827,834
			8,062,772
Capital Markets 1.1%
[a]CITIC Securities Co. Ltd., A	China	6,006,126	11,085,164
Chemicals 0.2%
[a]Wanhua Chemical Group Co. Ltd., A	China	875,356	2,139,076
Commercial Services & Supplies 0.0%†
[b]Integrated Waste Solutions Group Holdings Ltd.	Hong Kong	5,424,078	276,437
Construction Materials 3.4%
[a]Anhui Conch Cement Co. Ltd., A	China	4,785,572	12,126,308
[c]Anhui Conch Cement Co. Ltd., H	China	1,986,500	6,856,231
Asia Cement China Holdings Corp.	China	9,595,129	6,078,626
China National Building Material Co. Ltd., H	China	10,750,000	9,487,191
			34,548,356
Distributors 1.1%
Dah Chong Hong Holdings Ltd.	China	18,492,520	11,047,148
Diversified Telecommunication Services 0.6%
China Telecom Corp. Ltd., H	China	5,444,000	2,669,161
China Unicom (Hong Kong) Ltd.	China	2,494,752	3,862,618
			6,531,779
Electric Utilities 2.3%
Cheung Kong Infrastructure Holdings Ltd.	Hong Kong	3,495,000	24,193,015

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                                                          TEMPLETON DRAGON FUND, INC.
                                                      CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Common Stocks (continued)
Electrical Equipment 0.7%
Dongfang Electric Corp. Ltd., H	China	1,250,000	$2,148,262
[a]NARI Technology Development Co. Ltd., A	China	2,161,249	4,643,839
			6,792,101
Electronic Equipment, Instruments & Components 1.0%
Simplo Technology Co. Ltd.	Taiwan	1,731,214	10,721,385
Energy Equipment & Services 0.8%
[a]Offshore Oil Engineering Co. Ltd., A	China	7,161,660	8,507,920
Food & Staples Retailing 16.6%
[d]Beijing Jingkelong Co. Ltd., H	China	12,289,429	2,885,866
China Resources Enterprise Ltd.	China	5,818,000	16,214,388
Dairy Farm International Holdings Ltd.	Hong Kong	14,255,278	151,961,263
			171,061,517
Food Products 1.9%
[b]China Foods Ltd.	China	12,092,000	4,290,461
[a]Inner Mongolia Yili Industrial Group Co. Ltd., A	China	412,763	2,208,260
Shenguan Holdings Group Ltd.	China	6,020,000	2,539,904
Uni-President China Holdings Ltd.	China	11,135,000	8,548,310
Uni-President Enterprises Corp.	Taiwan	1,258,012	2,257,241
			19,844,176
Gas Utilities 1.1%
ENN Energy Holdings Ltd.	China	1,536,700	11,043,770
Hotels, Restaurants & Leisure 0.9%
[a]Shenzhen Overseas Chinese Town Holdings Co., A	China	5,746,834	4,344,539
SJM Holdings Ltd.	Hong Kong	2,191,000	5,478,595
			9,823,134
Household Durables 1.6%
[a]Gree Electric Appliances Inc., A	China	1,749,588	8,305,453
[a]Qingdao Haier Co. Ltd., A	China	2,982,008	7,075,527
Yorkey Optical International Cayman Ltd.	China	7,840,900	900,387
			16,281,367
Independent Power & Renewable Electricity Producers 0.3%
[a,b]Sichuan Chuantou Energy Co. Ltd., A	China	1,764,831	3,351,125
Industrial Conglomerates 2.0%
Hopewell Holdings Ltd.	Hong Kong	3,965,000	13,787,167
Shanghai Industrial Holdings Ltd.	China	2,282,000	6,978,098
			20,765,265
Insurance 1.7%
AIA Group Ltd.	Hong Kong	1,526,580	7,681,699
[a]Ping An Insurance Co. of China Ltd., A	China	1,545,077	9,790,286
			17,471,985
Internet Software & Services 1.5%
[b]Sohu.com Inc.	China	89,200	5,145,948
Tencent Holdings Ltd.	China	667,500	10,205,698
			15,351,646
IT Services 0.8%
Travelsky Technology Ltd., H	China	8,444,559	7,768,543

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TEMPLETON DRAGON FUND, INC.
CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Common Stocks (continued)
Machinery 1.6%
[a,b]CSR Corp. Ltd., A	China	6,725,791	$4,878,632
[a]Weichai Power Co. Ltd., A	China	1,167,126	3,346,847
[a]Zhengzhou Yutong Bus Co. Ltd., A	China	990,066	2,577,383
Zoomlion Heavy Industry Science and Technology Development Co.
Ltd., H	China	9,165,020	5,676,070
			16,478,932
Marine 0.8%
[b]China Shipping Development Co. Ltd., H	China	8,968,000	5,241,636
Sinotrans Shipping Ltd.	China	10,592,500	3,034,063
			8,275,699
Media 0.1%
[b]Poly Culture Group Corp. Ltd., H	China	412,400	1,463,270
Metals & Mining 0.3%
Jiangxi Copper Co. Ltd., H	China	1,940,840	3,075,114
Oil, Gas & Consumable Fuels 18.3%
China Petroleum and Chemical Corp., H	China	84,511,000	80,689,689
[a]China Shenhua Energy Co. Ltd., A	China	1,632,300	3,823,031
China Shenhua Energy Co. Ltd., H	China	4,655,500	13,455,115
CNOOC Ltd.	China	23,787,400	42,845,526
[a]PetroChina Co. Ltd., A	China	2,330,098	2,835,720
PetroChina Co. Ltd., H	China	35,599,500	44,921,664
			188,570,745
Paper & Forest Products 1.4%
Nine Dragons Paper Holdings Ltd.	China	20,494,901	13,962,167
Pharmaceuticals 1.3%
[a]Jiangsu Hengrui Medicine Co. Ltd., A	China	300,670	1,605,661
[a]Tasly Pharmaceutical Group Co. Ltd., A	China	569,034	3,557,953
Tong Ren Tang Technologies Co. Ltd., H	China	2,853,400	4,138,110
[a]Yunnan Baiyao Group Co. Ltd., A	China	452,938	3,811,110
			13,112,834
Real Estate Management & Development 2.0%
Agile Property Holdings Ltd.	China	3,146,000	2,216,279
Cheung Kong (Holdings) Ltd.	Hong Kong	464,000	8,225,793
[a]China Vanke Co. Ltd., A	China	3,506,949	4,674,952
Soho China Ltd.	China	6,423,400	5,030,681
			20,147,705
Road & Rail 0.5%
[a]Daqin Railway Co. Ltd., A	China	4,759,637	4,833,443
Semiconductors & Semiconductor Equipment 8.3%
[b]GCL-Poly Energy Holdings Ltd.	Hong Kong	7,166,000	2,385,446
MediaTek Inc.	Taiwan	993,648	16,797,799
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	15,560,136	65,891,947
			85,075,192
Software 0.7%
[a]Aisino Co. Ltd., A	China	2,005,100	6,745,291

10 | Semiannual Report franklintempleton.com

TEMPLETON DRAGON FUND, INC.
CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

	Country	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals 0.7%
Advantech Co. Ltd.	Taiwan	733,990	$6,265,544
Asustek Computer Inc.	Taiwan	93,103	1,037,854
			7,303,398
Textiles, Apparel & Luxury Goods 1.2%
Anta Sports Products Ltd.	China	7,721,100	12,213,573
Transportation Infrastructure 1.0%
COSCO Pacific Ltd.	China	7,512,664	10,429,880
Wireless Telecommunication Services 3.0%
China Mobile Ltd.	China	3,137,000	30,437,252
Total Common Stocks (Cost $512,797,836)			1,010,707,040
Short Term Investments 1.3%
Money Market Funds (Cost $10,346,367) 1.0%
[b,e]Institutional Fiduciary Trust Money Market Portfolio	United States	10,346,367	10,346,367
[f]Investments from Cash Collateral Received for Loaned
Securities (Cost $3,620,413) 0.3%
Money Market Funds 0.3%
[g]BNY Mellon Overnight Government Fund, 0.082%	United States	3,620,413	3,620,413
Total Investments (Cost $526,764,616) 99.6%			1,024,673,820
Other Assets, less Liabilities 0.4%			3,978,755
Net Assets 100.0%			$1,028,652,575

†Rounds to less than 0.1% of net assets.
aThe security is owned by Templeton China Opportunities Fund, Ltd., a wholly-owned subsidiary of the Fund. See Note 1(d).
bNon-income producing.
cA portion or all of the security is on loan at June 30, 2014. See Note 1(c).
dSee Note 8 regarding holdings of 5% voting securities.
eSee Note 3(c) regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
fSee Note 1(c) regarding securities on loan.
gThe rate shown is the annualized seven-day yield at period end.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report | 11

TEMPLETON DRAGON FUND, INC.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities
June 30, 2014 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$511,598,882
Cost - Non-controlled affiliated issuers (Note 8)	4,819,367
Cost - Sweep Money Fund (Note 3c)	10,346,367
Total cost of investments	$526,764,616
Value - Unaffiliated issuers	$1,011,441,587
Value - Non-controlled affiliated issuers (Note 8)	2,885,866
Value - Sweep Money Fund (Note 3c)	10,346,367
Total value of investments (includes securities loaned in the amount of $3,423,435)	1,024,673,820
Cash	477,772
Foreign currency, at value (cost $8,239,946)	8,239,946
Receivables:
Investment securities sold	201,996
Dividends and interest	4,878,572
Total assets	1,038,472,106
Liabilities:
Payables:
Investment securities purchased	1,948,056
Capital shares redeemed	193,047
Management fees	1,058,641
Payable upon return of securities loaned	3,620,413
Deferred tax	2,628,847
Accrued expenses and other liabilities	370,527
Total liabilities	9,819,531
Net assets, at value	$1,028,652,575
Net assets consist of:
Paid-in capital	$393,244,547
Undistributed net investment income	11,179,115
Net unrealized appreciation (depreciation)	497,380,614
Accumulated net realized gain (loss)	126,848,299
Net assets, at value	$1,028,652,575
Shares outstanding	35,336,890
Net asset value per share	$29.11

12 | Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

TEMPLETON DRAGON FUND, INC.
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations
for the six months ended June 30, 2014 (unaudited)

Investment income:
Dividends: (net of foreign taxes of $985,157)
Unaffiliated issuers	$17,365,111
Non-controlled affiliated issuers (Note 8)	176,579
Interest	7,025
Income from securities loaned	98,219
Total investment income	17,646,934
Expenses:
Management fees (Note 3a)	6,147,303
Transfer agent fees	46,056
Custodian fees (Note 4)	172,684
Reports to shareholders	25,811
Registration and filing fees	17,405
Professional fees	78,411
Directors’ fees and expenses	51,700
Other	19,960
Total expenses	6,559,330
Expenses waived/paid by affiliates (Note 3c)	(6,177)
Net expenses	6,553,153
Net investment income	11,093,781
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	107,873,213
Foreign currency transactions	84,746
Net realized gain (loss)	107,957,959
Net change in unrealized appreciation (depreciation) on:
Investments	(99,649,934)
Translation of other assets and liabilities denominated in foreign currencies	(357,102)
Change in deferred taxes on unrealized appreciation	703,726
Net change in unrealized appreciation (depreciation)	(99,303,310)
Net realized and unrealized gain (loss)	8,654,649
Net increase (decrease) in net assets resulting from operations	$19,748,430

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report | 13

TEMPLETON DRAGON FUND, INC.
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2014	Year Ended
	(unaudited)	December 31, 2013
Increase (decrease) in net assets:
Operations:
Net investment income	$11,093,781	$19,604,352
Net realized gain (loss) from investments and foreign currency transactions	107,957,959	43,258,783
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies, and deferred taxes	(99,303,310)	(107,999,456)
Net increase (decrease) in net assets resulting from operations	19,748,430	(45,136,321)
Distributions to shareholders from:
Net investment income	—	(29,132,698)
Net realized gains	—	(31,455,689)
Total distributions to shareholders	—	(60,588,387)
Capital share transactions from - repurchase of shares (Note 2)	(18,574,515)	(41,025,839)
Net increase (decrease) in net assets	1,173,915	(146,750,547)
Net assets:
Beginning of period	1,027,478,660	1,174,229,207
End of period	$1,028,652,575	$1,027,478,660
Undistributed net investment income included in net assets:
End of period	$11,179,115	$85,334

14 | Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

TEMPLETON DRAGON FUND, INC.

Notes to Consolidated Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Dragon Fund, Inc. (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Directors (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the

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Semiannual Report | 15

TEMPLETON DRAGON FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Consolidated Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Investment in Templeton China Opportunities Fund, Ltd. (China Fund)

The Fund invests in certain China A shares through its investment in the China Fund. The China Fund is a Cayman Islands exempt company, is a wholly-owned subsidiary of the Fund as of April 30, 2014, and is able to invest directly in China A shares consistent with the investment objective of the Fund. At June 30, 2014, the China Fund’s investments as well as any other assets and liabilities of the China Fund are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. At June 30, 2014, the net assets of the China Fund were $167,406,533, representing 16.27% of the Fund’s consolidated net assets. The Fund’s investment in the China Fund is limited to 25% of consolidated assets. The financial statements have been consolidated and include the accounts of the Fund and the China Fund. All intercompany transactions and balances have been eliminated.

The China Fund invests in certain A-shares available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). QFIIs are granted a maximum investment quota by China’s State Administration of Foreign Exchange

16 | Semiannual Report

franklintempleton.com

TEMPLETON DRAGON FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(SAFE) for investing in the Chinese securities market (QFII Quota). The China Fund gains access to the A-shares market through Templeton Investment Counsel, LLC (TIC), which serves as the registered QFII for the China Fund and one other participating Franklin Templeton Investments sponsored investment company. Investment decisions related to A-shares are specific to each participating fund, and each fund bears the resultant economic and tax consequences of its holdings and transactions in A-shares. The China Fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A-shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s consolidated financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

g. Accounting Estimates

The preparation of consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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Semiannual Report | 17

TEMPLETON DRAGON FUND, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

2. Capital Stock

At June 30, 2014, there were 100 million shares authorized ($0.01 par value). During the periods ended June 30, 2014 and December 31, 2013, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Since the inception of the program, the Fund had repurchased a total of 7,802,437 shares. Transactions in the Fund’s shares for the periods ended June 30, 2014 and December 31, 2013, were as follows:

	Six Months Ended		Year Ended
	June 30, 2014		December 31, 2013
	Shares	Amount	Shares	Amount
Shares repurchased	763,773	$18,574,515	1,548,870	$41,025,839
Weighted average discount of market price to net asset value
of shares repurchased		11.24%		11.23%

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

The investment manager of China Fund, TIC, agrees to waive the management fee for its services. There is a sub-advisory agreement between TAML and TIC. TAML provides sub-advisory investment management services to the China Fund. The sub-advisory fee is paid by TIC and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the average weekly net assets, and is not an additional expense of the Fund.

18 | Semiannual Report franklintempleton.com

TEMPLETON DRAGON FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

c. Investment in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund, as noted on the Consolidated Statement of Operations. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2014, there were no credits earned.

5. Income Taxes

At June 30, 2014, the cost of investments, net unrealized appreciation (depreciation), for income tax purposes were as follows:

Cost of investments	$529,608,839

Unrealized appreciation	$522,755,973
Unrealized depreciation	(27,690,992)
Net unrealized appreciation (depreciation)	$495,064,981

The China Fund is a disregarded entity for United States Federal income tax purposes.

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2014, aggregated $103,563,935 and $287,142,059, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Investing in China A-shares may include certain risks and considerations not typically associated with investing in U.S. securities. In general, A-shares are issued by companies incorporated in the People’s Republic of China (“PRC”) and listed on the Shanghai and Shenzhen Stock Exchanges and available for investment by domestic (Chinese) investors and holders of a QFII license. The Shanghai and Shenzhen Stock Exchanges are, however, substantially smaller, less liquid and more volatile than the major securities markets in the United States. The QFII status is highly regulated by the China Securities Regulatory Commission of the PRC and is very strict around investment guidelines, minimum investment holding periods and repatriation of profits and principal. At times Fund performance may be negatively impacted due to such restrictions applied to the QFII Quota by QFII regulations. Risks also include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility.

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Semiannual Report | 19

TEMPLETON DRAGON FUND, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” of the Fund for the period ended June 30, 2014, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value		Realized
	at Beginning	Gross	Gross	at End	at End	Investment	Capital
Name of Issuer	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)
Non-Controlled Affiliates
Beijing Jingkelong Co.
Ltd., H	12,289,429	—	—	12,289,429	$2,885,866	$176,579	$—
Total Affiliated Securities (Value is 0.28% of Net Assets)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the
Fund’s financial instruments and are summarized in the following fair value hierarchy:

• Level 1 – quoted prices in active markets for identical financial instruments

• Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

• Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments[a,b]	$1,010,707,040	$—	$—	$1,010,707,040
Short Term Investments	10,346,367	3,620,413	—	13,966,780
Total Investments in Securities	$1,021,053,407	$3,620,413	$—	$1,024,673,820

[a]lncludes common stocks.
[b]For detailed categories, see the accompanying Consolidated Statement of Investments.

20 | Semiannual Report franklintempleton.com

TEMPLETON DRAGON FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

10. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure.

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Semiannual Report | 21

TEMPLETON DRAGON FUND, INC.

Annual Meeting of Shareholders, May 30, 2014 (unaudited)

The Annual Meeting of Shareholders of the Fund was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on May 30, 2014. The purpose of the meeting was to elect four Directors of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2014. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, Frank J. Crothers, J. Michael Luttig and Constantine D. Tseretopoulos.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2014. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four Directors:

		% of	% of Shares		% of	% of Shares
		Outstanding	Present and		Outstanding	Present and
Term Expiring 2017	For	Shares	Voting	Withheld	Shares	Voting
Harris J. Ashton	22,920,362	64.29%	70.73%	9,485,241	26.60%	29.27%
Frank J. Crothers	22,876,529	64.16%	70.59%	9,529,074	26.73%	29.41%
J. Michael Luttig	23,012,768	64.55%	71.01%	9,392,835	26.34%	28.99%
Constantine D. Tseretopoulos	22,931,407	64.32%	70.76%	9,474,196	26.57%	29.24%

There were approximately 177,814 broker non-votes and 743 uncast votes received with respect to this item.

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2014:

		% of	% of Shares
	Shares	Outstanding	Present and
	Voted	Shares	Voting
For	32,233,406	90.41%	98.93%
Against	189,636	0.53%	0.58%
Abstain	161,119	0.45%	0.49%
Total	32,584,161	91.39%	100.00%

*Ann Torre Bates, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., David W. Niemiec, Frank A. Olson, Larry D. Thompson and Robert E. Wade are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

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TEMPLETON DRAGON FUND, INC.

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

If shares of the Fund are held in the shareholder’s name, the shareholder will automatically be a participant in the Plan, unless he elects to withdraw. If shares are registered in the name of a broker-dealer or other nominee (i.e., in “street name”), the broker-dealer or nominee will elect to participate in the Plan on the shareholder’s behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX 77842-3170, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Computershare Trust Company, N.A. (formerly, The Bank of New York Mellon) (the “Plan Administrator”) at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice ten business days before the record date for a distribution.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to Computershare Trust Company, N.A. and sent to Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX 77842-3170, Attention: Templeton Dragon Fund, Inc. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund’s shares on the open market.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator and sent to Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX 77842-3170. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.computershare.com/investor or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

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TEMPLETON DRAGON FUND, INC.

Transfer Agent

Computershare Shareowner Services, LLC
P.O. Box 30170
College Station, TX 77842-3170

Overnight Address:
211 Quality Circle, Suite 210
College Station, TX 77845

(800) 416-5585
www.computershare.com/investor

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at Computershare Shareowner Services, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, to electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact Computershare Shareowner Services, LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Dragon Fund, Inc. are traded on the New York Stock Exchange under the symbol TDF. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call (800) 416-5585. Registered shareholders can now access their Fund account on-line with the Investor ServiceDirect™ web site. For information go to Computershare Shareowner Services, LLC’s web site at www.computershare.com/investor and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

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TEMPLETON DRAGON FUND, INC.

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for Templeton Dragon Fund, Inc. (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on expenses, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s continual efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of the level of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, the strong financial position of the Manager’s parent company and its commitment to the fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio

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TEMPLETON DRAGON FUND, INC.

SHAREHOLDER INFORMATION

managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report prepared for the Fund showed its investment performance during 2013 and the previous 10 years ended December 31, 2013, in comparison with a performance universe consisting of the Fund and all non-leveraged closed-end emerging markets funds as selected by Lipper. Such report considers total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund’s 2013 total return to be in the second-lowest performing quintiles of such performance universe, but on an annualized basis to be in the second-highest performing quintiles of such universe during the previous three- and 10-year periods, and the middle performing quintile of such universe during the previous five-year period. In view of the broadness of the Lipper performance universe, the Board also considered the Fund’s comparative performance within a supplementary universe consisting of all retail and institutional China Region funds that had been included in the Lipper report at management’s request. The Board found the Fund’s performance within such supplemental universe to be in the lowest performing quintile of such universe for the one-year period and on an annualized basis to be in the middle performing quintile of such universe during each of the previous three- and five-year periods, and the second-highest performing quintile for the previous 10-year period. While observing differences in the investment scope of the Fund and certain other China Region funds, it was noted that the Fund’s 2013 negative total return was below the positive median returns of both the Lipper and supplemental universes, as well as the MSCI Golden Dragon Index, and that such poor one-year return adversely affected the Fund’s cumulative returns for the previous three years and beyond. In discussing such performance, the Fund’s portfolio managers stated that stocks held in the Fund’s portfolio reflected Templeton’s long-term, bottom-up value approach to investing, which was out of favor in current market conditions and expressed their conviction that the value of such holdings would eventually be recognized. They also discussed certain steps being taken to improve performance, including a more rigorous ongoing review of the fundamentals of each holding and increased selling discipline where prices have declined and noted that efforts were being undertaken to open up more opportunities for the Fund to indirectly invest in China A shares. While intending to monitor future performance, the Board believed no immediate change in portfolio management was warranted, noting management’s explanation and steps being taken.

COMPARATIVE EXPENSES. Consideration was given to a Lipper report analysis of the management fees and total expense ratio of the Fund compared with those of a group of seven funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee rate in comparison with the contractual investment management fee rate that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis considers administrative fees to be part of management fees and the results of such expense comparisons showed the Fund’s contractual investment management fee rate to be six basis points above the Lipper expense group median, and its actual total expense ratio to be slightly below the median of such expense group. The Board found the comparative expenses of the Fund as set forth in the Lipper report to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s

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TEMPLETON DRAGON FUND, INC.

SHAREHOLDER INFORMATION

independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a Manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly. The Board also noted that negotiated reductions in management fees that became effective during 2011 had benefited the Fund and its shareholders.

In addition to the investment advisory services provided the Fund under its investment management agreement, administrative services are provided under a separate agreement at a fixed charge of 15 basis points. At the February 26, 2013, Board meeting, the Board eliminated the separate agreements and approved a new form of investment management agreement for the Fund combining such services. In approving the new form of investment management agreement, the Board took into account the fact that the types of services and aggregate fee, including breakpoints, would be the same as provided under the previous separate agreements and that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Fund files a complete consolidated statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

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TEMPLETON DRAGON FUND, INC.

SHAREHOLDER INFORMATION

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semi-annual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended December 31, 2013. Additionally, the Fund expects to file, on or about August 29, 2014, such certifications with its Form N-CSRS for the six months ended June 30, 2014.

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Transfer Agent
Computershare Shareowner Services, LLC
P.O. Box 30170
College Station, TX 77842-3170
Toll free number: (800) 416-5585
Hearing Impaired phone number: (800) 231-5469
Foreign Shareholders phone number: (201) 680-6578
www.computershare.com/investor

Fund Information
(800) DIAL BEN®/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.	TLTDF S 08/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.  N/A

Item 5. Audit Committee of Listed Registrants

Members of the Audit Committee are: Ann Torre Bates, Frank J. Crothers, David W. Niemiec and Constantine D. Tseretopoulos

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Templeton Asset Management Ltd. (Asset Management) in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles  The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors.  The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies.  The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.     A company’s equity-based compensation plan should be in alignment with the shareholders’ long- term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.  The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure.  The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.  Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues.  The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance.   Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; and (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

                       N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (1/1/14 - 1/31/2014)	157,509.00	24.83	157,509.00	36,100,663.00
Month #2 (2/1/14 - 2/28/2014)	225,452.00	23.50	225,452.00	35,943,154.00
Month #3 (3/1/14 - 3/31/2014)	117,486.00	23.90	117,486.00	35,717,702.00
Month #4 (4/1/14 - 4/30/2014)	136,039.00	24.74	136,039.00	35,600,216.00
Month #5 (5/1/14 - 5/31/14)	64,902.00	24.72	64,902.00	35,464,177.00
Month #6 (6/1/14 - 6/30/14)	62,385.00	25.45	62,385.00	35,399,275.00
Total	763,773.000	24.32	763,773.000	35,336,890.00

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective February 26, 2013, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 7,802,437 shares.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Templeton Dragon Fund, Inc.

By    /s/ LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

      Finance and Administration

Date  August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By    /s/ LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

      Finance and Administration

Date  August 27, 2014

By    /s/MARK H. OTANI

      Mark H. Otani

Chief Financial Officer and

      Chief Accounting Officer

Date  August 27, 2014